UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2023

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway, Suite N Albany, New York	12207
(Address of Principal Executive Offices)	(Zip Code)

(561) 532-4682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Voting and Non-Redemption Agreement

On May 18, 2023, GSR II Meteora Acquisition Corp. (the “Company”) entered into voting and non-redemption agreements (each a “Voting and Non-Redemption Agreement” and collectively, the “Voting and Non-Redemption Agreements”) with unaffiliated third parties (each a “Non-Redeeming Stockholder” and collectively, the “Non-Redeeming Stockholders”) in exchange for such Non-Redeeming Stockholders agreeing to either not redeem or to reverse any previously submitted redemption request with respect to an aggregate of 6,033,000 shares of the Company’s Class A common stock sold in its initial public offering (“Non-Redeemed Shares”) in connection with the special meeting of stockholders called by the Company (the “Special Meeting”) to consider and approve, among other proposals, an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from June 1, 2023 to July 1, 2023 (the “Initial Extension”), and to allow the Company, without another stockholder vote, to further extend the date to consummate an initial business combination on a monthly basis up to eight times by an additional one month each time after July 1, 2023 (each one month extension, a “Monthly Extension”), or later extended deadline date, by resolution of the Company’s board of directors, if requested by the GSR II Meteora Sponsor LLC (the “Sponsor”), until March 1, 2024, unless the closing of an initial business combination shall have occurred prior thereto (the “Extension”). In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Company has agreed to issue to the Non-Redeeming Stockholders an aggregate of 60,330 shares (the “Commitment Shares”) of the Company’s Class A common stock. If the Extension Proposal is approved, the Non-Redeeming Stockholders shall be entitled to receive up to 120,660 shares of the Company’s Class A common stock in connection with the Initial Extension and for each Monthly Extension that occurs prior to the closing of an initial business combination. The shares of Class A common stock issuable pursuant to the Initial Extension and each Monthly Extension shall accrue on a monthly basis and be issued to the Non-Redeeming Stockholders upon closing of an initial business combination (the “Share Issuance”). Pursuant to the Voting and Non-Redemption Agreements, the Non-Redeeming Stockholders are not required to vote shares of the Company’s Class A common stock acquired after the date of the Voting and Non-Redemption Agreement in favor of the Extension Proposal. The Company expects to enter into additional voting and non-redemption agreements with additional unaffiliated third parties on substantially the same terms as the Voting and Non-Redemption Agreements.

The Voting and Non-Redemption Agreements are expected to increase the likelihood that the Extension Proposal is approved by Company’s stockholders, and increase the amount of funds that remain in the Company’s trust account (the “Trust Account”) following the Special Meeting, relative to the amount of funds that would be expected to be remaining in the Trust Account following the Special Meeting had the Voting and Non-Redemption Agreements not been entered into and the shares subject to such agreements had been redeemed.

In connection with the Extension Proposal, the holders of the Company’s Class A common stock may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account. The Company estimates that as of May 25, 2023, the date of the Special Meeting, the pro rata portion of the funds available in the Trust Account for the redemption of the Company’s Class A common stock will be approximately $10.39 per share.

The foregoing summary of the Voting and Non-Redemption Agreements do not purport to be complete and is qualified in its entirety by reference to the form of Voting and Non-Redemption Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Stockholders may withdraw redemption requests at any time prior to 5:00 p.m. Eastern time on May 23, 2023 (two business days before the Special Meeting) with respect to the Extension by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, to the attention of SPAC Redemption Team at 1 State Street Plaza, 30th Floor, New York, New York 10004, or by email at spacredemptions@continentalstock.com.

Registration Rights Agreement

Pursuant to the Voting and Non-Redemption Agreement, each Non-Redeeming Stockholder is entitled to the registration rights set forth in the Registration Right Agreement (the “Registration Rights Agreement”), dated as of February 24, 2022, among the Company, Sponsor and the other parties thereto with respect to the Commitment Shares and the shares of Class A Common Stock issued pursuant the Share Issuance. Each Non-Redeeming Stockholder, the Company, and the Sponsor has executed a joinder to the Registration Rights Agreement (the “Joinder”) to join such Non-Redeeming Stockholder as a “Holder” (as defined in the Registration Rights Agreement”).

The foregoing summary of the Joinder does not purport to be complete and is qualified in its entirety by reference to the form of Joinder included in Exhibit 10.1 hereto and incorporated herein by reference.

Additional Information

Important Information About the Extension and Where to Find It

The Company filed a definitive proxy statement (the “Proxy Statement”) for the Special Meeting with the Securities and Exchange Commission (the “SEC”) on May 3, 2023 to consider and vote upon the Extension and other matters, and, beginning on or about May 3, 2023, first mailed the Proxy Statement and other relevant documents to its stockholders as of the April 26, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any amendments thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for the Special Meeting to be held to approve, among other things, the Extension, because these documents will contain important information about the Company and the Extension. Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed with the SEC regarding the Extension and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Extension. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Extension is set forth in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and the Proxy Statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, and other documents of the Company filed, or to be filed, from time to time with the SEC. Additional information regarding the participants in the Proxy Solicitation and a description of their direct and indirect interests are included in the Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the issuance of shares of the Company’s Class A common stock to the Non-Redeeming Stockholders, additional voting and non-redemption agreements, the amount of funds that will be in the Trust Account on the date of the Special Meeting and the funds that will remain in the Trust Account following the Special Meeting and approval of the Extension and the timing thereof. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the Company to successfully or timely implement the Extension or that the approval of the stockholders of the Company is not obtained; the amount of redemption requests made by the Company’s public stockholders; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the Proxy Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipate that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the Extension or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Extension or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

10.1	Form of Voting and Non-Redemption Agreement

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2023

GSR II METEORA ACQUISITION CORP.

By:	/s/ Gus Garcia
Name:	Gus Garcia
Title:	Co-Chief Executive Officer